EXHIBIT 32.1
CERTIFICATION OF
CHIEF EXECUTIVE OFFICER UNDER SECTION 906 OF THE
SARBANES OXLEY ACT OF 2002, 18 U.S.C. § 1350
     In connection with the Quarterly Report of Oiltanking Partners, L.P. (the “Partnership”) on Form 10-Q for the period ended June 30, 2011, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Carlin G. Conner, Chief Executive Officer of OTLP GP, LLC, the general partner of the Partnership, hereby certify, to my knowledge, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:
(1)	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Partnership.

Date: August 19, 2011	/s/ Carlin G. Conner
Carlin G. Conner
Chief Executive Officer OTLP GP, LLC